UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2006

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25th, 2006, at a regularly scheduled meeting, the Board of Directors of Omega Financial Corporation approved an amendment to the Amended and Restated Bylaws of the Corporation. The Amendment adds the following new section.

Section 208A. Removal by Board of Directors for Cause.

The Board of Directors may, in its discretion and without shareholder approval, declare vacant the office of any director for any proper cause (whether or not such "cause" is similar to the events listed in Section 11A of the Amended and Restated Articles of Incorporation of the Corporation for removal of directors by shareholders) including, but not limited to, the following: (a) the director discloses, without written authorization by the Board of Directors, confidential information supplied to directors, and, for this purpose, all minutes (including attachments to such minutes) of the Board of Directors or any committee of the Board of Directors shall be deemed confidential; (b) the director has a conflict of interest or otherwise breaches the director’s fiduciary duties to the Corporation, including (but not limited to) the fiduciary duty of loyalty to the Corporation or the fiduciary duty of care to the Corporation; (c) the director violates federal or state banking or securities laws or other federal, state or local laws applicable to the business of the Corporation, including, but not limited to, the Bank Secrecy Act, the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act; or (d) the unacceptability of the director to federal or state banking regulators, federal or state securities regulators, or the regulators of any securities exchange or automated quotation system on which securities of the Corporation are traded, or other federal, state or local regulators of the business of the Corporation.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1 Amended and Restated Bylaws of Omega Financial Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

September 28, 2006	By:	Daniel L. Warfel

Name: Daniel L. Warfel
Title: EVP &Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Omega Financial Corporation